EXHIBIT 99(i)




                   MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
                PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET



  (Dollars in Millions, Except Per Share Amounts)                      MARCH 29,
   ASSETS                                                                1996
   -----------------------------------------------------------------   --------

   CASH AND CASH EQUIVALENTS........................................   $  2,633
                                                                       --------

   CASH AND SECURITIES SEGREGATED FOR REGULATORY PURPOSES
    OR DEPOSITED WITH CLEARING ORGANIZATIONS........................      5,099
                                                                       --------

   MARKETABLE INVESTMENT SECURITIES.................................      2,307
                                                                       --------

   TRADING ASSETS, AT FAIR VALUE
   Corporate debt and preferred stock...............................     18,386
   Contractual agreements...........................................     10,285
   Equities and convertible debentures..............................     13,295
   Non-U.S. governments and agencies................................      6,820
   U.S. Government and agencies.....................................      7,952
   Mortgages, mortgage-backed, and asset-backed.....................      2,990
   Money markets....................................................      1,465
   Municipals.......................................................        876
                                                                       --------
   Total............................................................     62,069
                                                                       --------

   RESALE AGREEMENTS................................................     52,880
                                                                       --------

   SECURITIES BORROWED..............................................     24,814
                                                                       --------

   RECEIVABLES
   Customers (net of allowance for doubtful accounts of $41)........     14,988
   Brokers and dealers..............................................     14,117
   Interest and other...............................................      4,458
                                                                       --------
   Total............................................................     33,563
                                                                       --------

   INVESTMENTS OF INSURANCE SUBSIDIARIES............................      5,432

   LOANS, NOTES, AND MORTGAGES (NET OF ALLOWANCE FOR
    LOAN LOSSES OF $131)............................................      2,503

   OTHER INVESTMENTS................................................        987

   PROPERTY, LEASEHOLD IMPROVEMENTS, AND EQUIPMENT
    (NET OF ACCUMULATED DEPRECIATION AND AMORTIZATION
    OF $2,253)......................................................      1,602

   OTHER ASSETS.....................................................      1,995
                                                                       --------

   TOTAL ASSETS.....................................................   $195,884
                                                                       ========

                                                                  EXHIBIT 99(i)
                                                                    (CONTINUED)



                   MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
                PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET


  (Dollars in Millions, Except Per Share Amounts)                    MARCH 29,
   LIABILITIES AND STOCKHOLDERS' EQUITY                                 1996
   ---------------------------------------------------------------   --------

   LIABILITIES

   REPURCHASE AGREEMENTS..........................................   $ 61,657
                                                                     --------

   COMMERCIAL PAPER AND OTHER SHORT-TERM BORROWINGS...............     30,669
                                                                     --------

   TRADING LIABILITIES, AT FAIR VALUE
   Contractual agreements.........................................      9,132
   U.S. Government and agencies...................................     12,443
   Equities and convertible debentures............................      7,834
   Non-U.S. governments and agencies..............................      6,231
   Corporate debt and preferred stock.............................      1,994
   Municipals.....................................................         69
                                                                     --------
   Total .........................................................     37,703
                                                                     --------

   CUSTOMERS......................................................     10,599

   INSURANCE......................................................      5,232

   BROKERS AND DEALERS............................................     12,808

   OTHER LIABILITIES AND ACCRUED INTEREST.........................     10,626

   LONG-TERM BORROWINGS...........................................     20,226
                                                                     --------

   TOTAL LIABILITIES..............................................    189,520
                                                                     --------

   STOCKHOLDERS' EQUITY

   PREFERRED STOCKHOLDERS' EQUITY.................................        619
                                                                     --------

   COMMON STOCKHOLDERS' EQUITY
   Common stock, par value $1.33 1/3 per share;
     authorized: 500,000,000 shares;
     issued: 236,330,162 shares...................................        315

   Paid-in capital................................................      1,322
   Foreign currency translation adjustment........................        (21)
   Net unrealized gains on investment securities
     available-for-sale (net of applicable income tax
     expense of $2)...............................................          4
   Retained earnings..............................................      6,845
                                                                     --------
       Subtotal...................................................      8,465

   Less:
     Treasury stock, at cost: 60,394,639 shares...................      2,224
     Unallocated ESOP reversion shares, at cost:
       2,895,319 shares...........................................         46
     Employee stock transactions..................................        450
                                                                     --------

   TOTAL COMMON STOCKHOLDERS' EQUITY..............................      5,745
                                                                     --------

   TOTAL STOCKHOLDERS' EQUITY.....................................      6,364
                                                                     --------

   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY.....................   $195,884
                                                                     ========